EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of North Coast Partners, Inc., a Delaware corporation, on Form 10-QSB for the period ending February 29, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers does hereby certify, to the best of our knowledge, the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of North Coast Partners, Inc.

Dated: April 11, 2008	NORTH COAST PARTNERS, INC.

	By:	/s/ Craig Moody
	Name:	Craig Moody
	Title:	Chief Executive Officer

By:	/s/ Wong Peck Ling
Name:	Wong Peck Ling
Title:	Chief Financial Officer